UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 10, 2021

Salt Blockchain Inc.

(Exact Name of Registrant Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-56283 (Commission File Number)	81-4029835 (I.R.S. Employer Identification No.)

Not Applicable (1)	Not Applicable
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (303) 243-5018

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

(1)	In June 2020, the registrant became a remote-first company and does not maintain a principal executive office.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Item 1.01         Entry Into a Material Definitive Agreement;

On September 10, 2021, Salt Blockchain, Inc. (the “Company”) entered into a Third Amended and Restated Release Agreement (the “A&R Release Agreement”) with Shawn Owen, a founder of the Company and a member of the Company’s board of directors, and Owen Enterprise, LLC, an entity controlled by Mr. Owen (collectively, the “Releasees”), pursuant to which the Company and the Releasees amended and restated the existing release agreement (the “Original Release Agreement”) between the parties dated April 11, 2019.

As reported on the Company’s Form 10 Registration Statement filed with the Securities and Exchange Commission on September 10, 2021, the Company previously paid $150,000 to the Releasees as consideration for dismissal of any pending claims against the Company pursuant to the Original Release Agreement.  The Company also paid an additional amount of $600,000 as consideration for an option to purchase 1,250,000 shares held by the Releasees within 24 months.  Under the A&R Release Agreement, the price the Company must pay for these shares upon exercise of such option was modified to be the price determined by an independent valuation firm based on its fair market valuation of the Company under Section 409A of the Internal Revenue Code at the time of exercise.  The A&R Release Agreement removed the Releasees’ right to cause the Company to redeem the Releasee’s shares if the Company does not exercise such option, which under the Original Agreement would have required the Company to redeem the shares at a price per share equal to the greater of (i) $4.10 and (ii) the price determined by an independent valuation firm at the time of exercise.  The A&R Release Agreement also removed the obligation under the Original Release Agreement for the Company to pay the Releases an amount of $5,000,000 in the event that certain valuation thresholds of the Company are achieved.  The other material terms of the Original Release Agreement remain unchanged.

The foregoing summary of the A&R Release Agreement is not complete. Reference is made to the text of the A&R Release Agreement, attached as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated by reference herein.

Item 9.01         Financial Statements and Exhibits.

(d) Exhibits.

10.1 Third Amended and Restated Release Agreement by and between Salt Blockchain, Inc., Shawn Owen, and Owen Enterprise, LLC entered into on September 10, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALT BLOCKCHAIN INC.

September 16, 2021	By:	/s/ Dustin Hull

	Name:	Dustin Hull
	Title:	Chief Financial Officer